THIS INSTRUMENT PREPARED BY,                                 EXHIBIT 10(k)(7)(a)
AND FOLLOWING RECORDING RETURN TO:

ALAN C. SHEPPARD, JR., ESQ.
LEBOEUF, LAMB, GREENE & MACRAE, L.L.P.
50 NORTH LAURA STREET, SUITE 2800
JACKSONVILLE, FLORIDA 32202







                          DEED OF TRUST, ASSIGNMENT OF
                     LEASES AND RENTS AND SECURITY AGREEMENT

                                      FROM

                               KOGER EQUITY, INC.

                                       TO


                                 JAMES W. ROSE,
                                   AS TRUSTEE

                               FOR THE BENEFIT OF

                           FIRST UNION NATIONAL BANK,
                                    AS AGENT



                          Dated as of December 30, 1998

                          DEED OF TRUST, ASSIGNMENT OF
                    LEASES AND RENTS, AND SECURITY AGREEMENT

         THIS DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, AND
SECURITY AGREEMENT (this "Indenture"), dated as of December 30, 1998, from

KOGER EQUITY, INC., a Florida corporation ("Trustor"), whose mailing address is 3986 Boulevard Center Drive, Suite 101, Jacksonville, Florida 32207 Attention:
J.C. Teagle, President,

to

JAMES W. ROSE, ("Trustee") having an address c/o First Union National Bank, a national association, 301 South College Street, Charlotte, North Carolina 28288, as trustee for the benefit of FIRST UNION NATIONAL BANK, a national association, as Agent on behalf of the Lenders (the "Beneficiary") under and as defined in that certain Second Amended and Restated Revolving Credit Loan Agreement dated as of even date herewith, as amended from time to time (the "Loan Agreement"). For purposes of notices permitted or required to be given hereunder, the Beneficiary's mailing address is One First Union Center, 301 South College Street, Charlotte, North Carolina 28288 Attention: First Union Capital Markets Group.

Capitalized terms not otherwise defined herein are defined in Article I.

                                  WITNESSETH:

         TO SECURE (A) the payment, performance and observance of all obligations of Trustor and all indebtedness heretofore or hereafter from time to time advanced under the Loan Agreement and the payment of any and all other indebtedness which this Indenture by its terms secures including, without limitation, the payment of principal and interest on the Notes which shall (1) be payable to each of the Lenders, (2) be payable in full not later than December 30, 2001, and (3) bear interest at a floating rate as set forth in
Section 2.6 of the Loan Agreement; provided, that the maximum aggregate principal amount of indebtedness secured hereby, other than for advances made pursuant to Article XXVIII, Paragraph 28 hereof, shall in no event exceed $150,000,000.00 (the "Indebtedness") and (B) the performance of the covenants and agreements contained herein and in the Loan Agreement.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH, in consideration of the aforesaid Indebtedness and the trust referred to and created below Trustor hereby irrevocably grants, bargains and sells, conveys, transfers, assigns, sets over, mortgages, hypothecates, pledges and grants to Trustee and its successors and assigns IN TRUST WITH POWER OF SALE in and to all of Trustor's right, title and interest in the following property and rights whether now owned or hereafter acquired by Trustor (collectively, the "Property"):

                  (i)      the Land;

                  (ii) all buildings, structures and other improvements presently situated or hereafter constructed on the Land (collectively, the "Improvements");

                  (iii) all rights, privileges, tenements, hereditaments, rights of way, easements, rights and appurtenances belonging to or in any way relating to either the Land or the Improvements;

                  (iv) all fixtures, machinery, equipment and other personal property of all types owned by Trustor now or hereafter affixed to and used in connection with the operation of the Land and Improvements, together with all additions and accessions thereto, substitutions therefor and replacements (collectively, the "Fixtures");

                  (v) all awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Land, the Improvements or the Fixtures, whether from the exercise of the right of eminent domain (including but not limited to any transfer made in lieu of or in anticipation of the exercise of said right), or for a change of grade of any street, or for any other injury to or decrease in the value of Trustor's rights, title or interest in and to the Land, the Improvements or the Fixtures;

                  (vi) all leases and other agreements affecting the use, enjoyment or occupancy of the Land, the Improvements or the Fixtures now or hereafter entered into (the "Leases") and rents, revenues, issues and profits from the Land, the Improvements or the Fixtures (the "Rents") and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Indebtedness;

                  (vii) all proceeds of and any unearned premiums on any insurance policies covering the Land, the Improvements or the Fixtures, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Land, the Improvements or the Fixtures; and

                  (viii) the right, in the name and on behalf of Trustor, to appear in and defend any action or proceeding brought with respect to Trustor's right, title or interest in and to the Land, the Improvements or the Fixtures and to commence any action or proceeding to protect the interest of Beneficiary in the Land, the Improvements or the Fixtures;

         TO HAVE AND TO HOLD the Property unto Trustee and its successors and assigns, forever; IN TRUST NEVERTHELESS to its own proper use and benefit forever, upon the terms and trusts herein set forth for the benefit and security of Beneficiary.

         This Indenture is a deed of trust of real property and a security agreement covering the Fixtures under the Uniform Commercial Code of the State. Upon the occurrence of an Event of Default, Trustee and Beneficiary shall, in addition to other rights and remedies granted to them, have all the rights granted to secured parties pursuant to the Uniform Commercial Code of the State.

         Trustor, for itself and for its successors and assigns, covenants and agrees with Trustee and with Beneficiary as follows:

                                    ARTICLE I

         1. Definitions. As used in this Indenture, the following capitalized terms have the respective meanings set after them, such definitions to be applicable equally to the singular and plural forms of such terms:

         "AmSouth" shall mean AmSouth Bank, a state banking corporation.

         "Beneficiary" shall have the meaning assigned to such term in the introductory paragraph of this Indenture.

         "Citizens" shall mean Citizens Bank of Rhode Island, a Rhode Island financial institution.

         "Compass" shall mean Compass Bank, an Alabama banking corporation

         "Default" shall mean any condition or event which constitutes or which would constitute an Event of Default either with or without notice or lapse of time, or both.

         "Default Rate" shall have the meaning assigned to such term in the Loan Agreement.

         "Event of Default" shall have the meaning assigned to such term in
Article V of this Indenture.

         "FUNB" shall mean First Union National Bank, a national association.

         "Fixtures" shall have the meaning assigned to such term in clause (iv) of the Granting Clause of this Indenture.

         "GFB" shall mean Guaranty Federal Bank, F.S.B., a federal savings bank.

         "Governmental Requirements" shall have the meaning assigned to such term in the Loan Agreement.

         "Impositions" shall mean, collectively, all taxes of every kind and nature (including real and personal property, income withholding, profits and gross receipts taxes), all charges for any easement or agreement maintained for the benefit of any of the Property, all general and special assessments, levies, permits, inspection and license fees, all water and sewer rents and other utility charges, all ground rents, and all other public charges whether of a like or different nature, even if unforeseen or extraordinary, imposed upon or assessed against Trustor, Beneficiary or any portion of the Property as a result of or arising in respect of the acquisition, occupancy, leasing, use or possession thereof, or any activity conducted on the Property (including, without limitation, any gross income tax, sales tax or excise tax levied by any governmental body on or with respect to the Rents).

         "Improvements" shall have the meaning assigned to such term in clause
(ii) of the Granting Clause of this Indenture.

         "Indebtedness" shall have the meaning assigned to such term in the Granting Clause of this Indenture.

         "Indenture" shall mean this Deed of Trust, Assignment of Leases and Rents and Security Agreement.

         "Land" shall mean those certain parcels of real property located in the County of Bexar, State of Texas, as more particularly described on Exhibit A attached hereto and incorporated herein.

         "Leases" shall have the meaning assigned to such term in clause (vi) of the Granting Clause of this Indenture.

         "Lenders" shall mean FUNB, GFB, AmSouth, Compass, and Citizens, and any other Lenders under the Credit Agreement from time to time.

         "Loan Agreement" shall mean that certain Second Amended and Restated Revolving Credit Loan Agreement dated as of December 30, 1998 between Trustor and Beneficiary.

         "Loan Documents" shall mean collectively the Notes, the Loan Agreement, this Indenture, and the Security Deeds, the Assignments of Leases, the Assignments of Contracts, the Indemnification Agreements, as such terms are defined in the Loan Agreement and any and all other loan documents executed in connection with the Loan.

         "Notes" shall mean collectively (i) the Substitution Revolving Promissory Note dated as of even date herewith made by Trustor payable to the order of FUNB in the original principal amount of $45,000,000, (ii) the Substitution Revolving Promissory Note dated as of even date herewith made by Trustor payable to the order of AmSouth in the original principal amount of $35,000,000, (iii) the Substitution Revolving Promissory Note dated as of even date herewith made by Trustor payable to the order of GFB in the original principal amount of $35,000,000, (iv) the Revolving Promissory Note dated as of even date herewith made by Trustor payable to the order of Citizens in the original principal amount of $20,000,000, and (v) the Revolving Promissory Note dated as of even date herewith made by Trustor payable to the order of Compass in the original principal amount of $15,000,000.

         "Other Indenture" shall mean any mortgage, deed to secure debt, or deed of trust given by Trustor to or in favor of Trustee or Beneficiary to secure the Indebtedness, other than this Indenture.

         "Permitted Encumbrances" shall mean those covenants, restrictions, reservations, liens, conditions and easements listed as exceptions to title as set forth on Exhibit B attached hereto and incorporated herein.

         "Person" shall mean any corporation, natural person, joint venture, partnership, business trust, joint stock company, trust, unincorporated organization, government or any department, agency or political subdivision thereof.

         "Property" shall have the meaning assigned to such term in the Granting Clause of this Indenture.

         "Rents" shall have the meaning assigned to such term in clause (vi) of the Granting Clause of this Indenture.

         "State" shall mean the State of Texas.

         "Taking" shall mean a taking or voluntary conveyance during the term hereof of all or part of the Property, or any interest therein or right accruing thereto or use thereof, as the result of or in lieu or in anticipation of the exercise of the right of condemnation or eminent domain.

         "Trustee" shall have the meaning assigned to such term in the introductory paragraph of this Indenture.

         "Trustor" shall have the meaning assigned to such term in the introductory paragraph of this Indenture.

                                   ARTICLE II

         2. Representations and Warranties. Trustor represents and warrants to Trustee for the benefit of Beneficiary that (a) it has full power, authority and legal right to execute and deliver this Indenture and to grant a first deed of trust of the Property, (b) it holds indefeasible fee simple title to the Land and good title to the balance of the Property, (c) this Indenture constitutes a valid first deed of trust of the Property, subject to the Permitted Encumbrances, and (d) the Leases are in full force and effect in accordance with their respective terms, have not been canceled or modified, and have not been assigned or encumbered except to Beneficiary pursuant to this Indenture and the Loan Agreement, and, to the best of Trustor's knowledge, no default exists under the Leases. Trustor, at its expense, will warrant to Trustee and to Beneficiary and will defend its title to the Property and the lien thereon created by this Indenture against all claims and demands, and will maintain and preserve such lien so long as the Indebtedness secured by this Indenture remains outstanding, subject, however, to the Permitted Encumbrances.

                                   ARTICLE III

         3. Affirmative Covenants. Until this Indenture and the lien created hereby shall terminate in accordance with Article XXI, Trustor shall comply with the following covenants:

         (a) Recordation, Filing, Etc. At all times cause this Indenture and each amendment or modification hereof or supplement hereto (and such financing statements covering the Property under the Uniform Commercial Code as in effect in the State as may be necessary or appropriate) to be recorded, registered and filed and kept recorded, registered and filed in such manner and in such places as appropriate, and comply with all applicable statutes and regulations, in order to establish, preserve and protect the lien of this Indenture as a first lien on the Property and the rights of Trustee and Beneficiary hereunder. Trustor shall pay, or shall cause to be paid, all taxes, fees and other charges incurred in connection with such recording, registration, filing and compliance.

         (b) Maintenance and Repairs. Keep and maintain the Property in good order, repair and operating condition (ordinary wear and tear excepted) and make all repairs and replacements necessary to that end.

         (c) Payment of Impositions and Utility Charges. Pay all Impositions while the same may be paid without fine, penalty, interest or additional cost, unless the same shall be contested in good faith and by appropriate proceedings by Trustor in the manner permitted by the Loan Agreement. Any Impositions which are payable in installments may be paid in installments provided that the Trustor is otherwise in compliance with the Loan Agreement. Upon the written request of Beneficiary from time to time, Trustor will furnish to Beneficiary official receipts or other satisfactory proof evidencing such payments. In addition, Trustor will pay all utility charges as required by the Loan Agreement. Trustor shall not be entitled to any credit on the Indebtedness, by reason of the payment of any Imposition or utility charges or any part thereof.

         (d) Compliance with Governmental Requirements. Promptly (i) comply with all Governmental Requirements unless the same shall be contested in good faith and by appropriate proceedings by Trustor in the manner permitted by the Loan Agreement, and (ii) procure, maintain and comply with all licenses or other authorizations required for any use of the Property then being made, and for the proper erection, installation, operation, repair and maintenance of the Improvement and the Fixtures, or any part of either thereof.

         (e) Insurance. Maintain insurance of the types and in the amounts required by, and otherwise complying with the Loan Agreement and promptly deliver, or cause to be promptly delivered, to Beneficiary any certificates or evidence of such insurance as required under the Loan Agreement.

         (f) Damage, Destruction or Taking. In the event of any damage, destruction or Taking affecting all or any portion of the Property, Trustor shall give immediate written and oral notice thereof to Beneficiary and Trustee and proceed in accordance with the terms of the Loan Agreement. In case of any such material damage, destruction or Taking, Beneficiary shall be entitled to hold all insurance proceeds, payments or awards on account thereof, to the same extent Trustor would be entitled thereto under the Loan Agreement, and Trustor hereby irrevocably assigns to Beneficiary all of its rights to any such insurance proceeds, payments or awards. With respect to a Taking, and in accordance with its obligations under the Loan Agreement, Trustor will file or prosecute or will cause to be filed or prosecuted in good faith and with due diligence what would otherwise be its claim for any such award or payment and cause the same to be collected and paid over to Beneficiary. At the sole cost and expense of Trustor, Beneficiary may elect to monitor or participate in, and if reasonably necessary, may hire independent legal counsel to represent Beneficiary in connection with, any claim or the claims payment process. Trustor will pay or cause to be paid all costs and expenses reasonably incurred in connection with any Taking and the seeking and obtaining of any award or payment in respect thereof. Unless an Event of Default shall have occurred under the Loan Agreement, all sums so received by Beneficiary shall be applied in accordance with the provisions of the Loan Agreement.

         (g) Notification of Default, Etc. Promptly after obtaining knowledge thereof, notify Trustee and Beneficiary of any Default hereunder or under the Loan Agreement or of any action or proceeding materially and adversely affecting the Property.

         (h) Corporate Existence. Preserve and keep in full force and effect its corporate existence, rights and franchises and privileges as a corporation under the laws of the State of Texas and comply with all laws applicable to it, and do or cause to be done all things necessary to preserve and to keep in full force and effect its right to own property in the State of Texas.

         (i) Inspection. Permit the Beneficiary or its authorized representatives to inspect the Property during usual business hours.

                                   ARTICLE IV

         4. Negative Covenants. Without the prior written consent of Beneficiary, Trustor will not directly or indirectly create or permit to be created or to remain and will discharge or will cause to be discharged any mortgage, charge, lien or encumbrance on, or attachment or pledge of, or conditional sale or other title retention agreement with respect to, the Property or any part thereof, its interest or the interests of Trustee and Beneficiary therein, or the Rents or other sums payable pursuant to the Leases, except (i) this Indenture, (ii) the Permitted Encumbrances, (iii) easements, restrictions, liens, charges and other encumbrances permitted by the Loan Agreement, (iv) liens being contested in good faith and by appropriate proceedings in the manner permitted by the Loan Agreement, and (v) liens arising out of or created by any statute, the discharge of which cannot under the terms of such statute at the particular time be effected by Trustor; provided, however, that any such statutory liens will promptly be discharged as and when such discharge is possible or permissible. Trustor shall have the right to grant, without the prior consent of Beneficiary, any utility easement.

                                    ARTICLE V

         5. Events of Default. If any one or more of the following events (individually, an "Event of Default") shall occur:

         (a) non-payment, when due, of any sums which Trustor is obligated to pay hereunder, under the Notes, or under the Loan Agreement continues unremedied for a period of five (5) days after the date such payment is due; or

         (b) failure of Trustor to keep in full force and effect its corporate existence, rights, franchises and privileges, except as provided for in the Loan Agreement; or

         (c) if an Event of Default (as defined in the Loan Agreement) shall have occurred under the Loan Agreement; or

         (d) if any of the representations or warranties made by Trustor in any document, instrument or certificate delivered in connection with the financing of the Property by Trustor proves to be untrue in any material respect; or

         (e) if a default shall have occurred under any Other Indenture or under any other Loan Document and shall be continuing beyond the applicable grace or cure period provided therein; or

         (f) if Trustor shall (i) voluntarily be adjudicated a bankrupt or insolvent, (ii) seek or consent to the appointment of a receiver or trustee for itself or for any portion of the Property, (iii) file a petition seeking relief under the bankruptcy or other similar laws of the United States, any state or any jurisdiction, (iv) make a general assignment for the benefit of creditors, or (v) be unable to pay its debts as they mature; or

         (g) a court shall enter an order, judgment or decree appointing, with the consent of Trustor, a receiver or trustee for it or for any of the Property or approving a petition filed against Trustor which seeks relief under the bankruptcy or other similar laws of the United States, any state or any jurisdiction, and such order, judgment or decree shall remain in force, undischarged or unstayed, sixty (60) days after it is entered; or

         (h) the estate or interest of Trustor in any of the Property shall be levied upon or attached in any proceeding and such estate or interest is about to be sold or transferred or such process shall not be vacated or discharged within fifteen (15) days after such levy or attachment;

         (i) if Trustor sells, conveys or transfers, voluntarily or otherwise, its interest in the Property without the prior written consent of Beneficiary; or

         (j) any material provision of the Loan Documents relating to Trustee's or Beneficiary's ability to realize on the Collateral following an Event of Default shall for any reason cease to be valid and binding on Trustor, or Trustor shall so state in writing.

then, in any such event, Trustee or Beneficiary may accelerate the Indebtedness outstanding under this Indenture, and may take such other actions as may be provided under the Loan Agreement, or at law or in equity.

                                   ARTICLE VI

         6.1. Assignment of Rents. As additional security hereunder, the Trustor hereby grants, bargains, conveys, assigns, transfers and sets over, and by these presents does grant, bargain, convey, assign, transfer and set over to the Beneficiary, as well as the Trustee on behalf of the Beneficiary, all Rents, if any,; provided, however, that unless and until an Event of Default occurs, the Trustor will have a license to collect and retain such Rents as and when, but not before, the same shall become due and payable. Upon an Event of Default, the Beneficiary shall be immediately entitled to and may collect such Rents. In addition, upon an Event of Default, the Beneficiary, or the Trustee on the Beneficiary's behalf, may at any time and without notice, either in person or by agent or by receiver to be appointed by a court, enter and take possession of the Property or any part thereof, and in its own name, sue for or otherwise collect such Rents. The Trustor hereby agrees with the Beneficiary that other parties under the Leases may, upon notice from the Beneficiary, or the Trustee acting on behalf of the Beneficiary, on the occurrence of an Event of Default, thereafter pay directly to the Beneficiary the Rents due and to become due under the Leases and attorn to all other obligations thereunder, directly to the Beneficiary without any obligation on their part to determine whether an Event of Default does, in fact, exist or has, in fact, occurred. All Rents collected by the Trustee or the Beneficiary shall be applied as provided in Article XII hereof; provided, however, that if the costs and expenses and attorney's fees shall exceed the amount of the Rents collected, the excess shall be added to the Indebtedness, shall bear interest at the maximum rate allowable by law as provided herein, and shall be immediately due and payable. The entering upon and taking possession of the Property, the collection of Rents, if any, and the application thereof as aforesaid, shall not cure or waive any Event of Default or notice of default, if any, hereunder, nor invalidate any act done pursuant to such notice except to the extent that such default is fully cured. Failure or discontinuance of the Trustee or the Beneficiary at any time or from time to time, to collect said Rents, shall not in any manner impair the subsequent enforcement by the Beneficiary, or the Trustee on the Beneficiary's behalf, of the right, power and authority herein conferred upon it. Nothing contained herein, nor the exercise of any right, power or authority herein granted to the Beneficiary, or the Trustee on the Beneficiary's behalf, shall be construed to be an affirmation by it of any tenancy, lease or option, nor an assumption of liability under, nor the subordination of the lien or charge of this Indenture, to any such tenancy, lease or option.

         6.2. Use of Furniture and Equipment. The Trustor agrees that, in the event the Beneficiary, or the Trustee on behalf of the Beneficiary, exercises its rights under Section 6.1, above, and takes possession of the Property through the assignment of Rents, or through a court-appointed receiver, the Trustor hereby waives any right to compensation for the use of the Trustor's furniture, fixtures and equipment, together with all accessories, replacements and substitutions therefor, in or about the Property for the use for the period such assignment of Rents or receivership is in effect.

                                   ARTICLE VII

         7.       Remedies in Case of Event of Default.

         7.1. Legal Proceedings and Foreclosure. If an Event of Default shall have occurred and be continuing, the Trustee or the Beneficiary may proceed by suit or suits at law or in equity or by any other appropriate remedy to protect and enforce its rights hereunder, whether for the specific performance of any covenant or agreement contained herein, or for an injunction against the violation of any of the terms hereof, or in aid of the exercise of any right, power or remedy available to it, or to enforce the payment of the Indebtedness under the Loan Agreement, or to foreclose the lien and security interest of this Indenture as against all or any part of the Property and to have all or any part of the Property sold, in any manner permitted by law, under the judgment or decree of a court or courts of competent jurisdiction, or otherwise, and to pursue any other remedies available to it. If the Beneficiary proceeds to foreclose the lien of this Indenture, the Beneficiary shall have the statutory power of sale if permitted by applicable law. All rights of action under this Indenture may, if permitted by applicable law, be enforced by the Trustee or the Beneficiary without the possession of the Notes and without the production of the Notes, the Loan Agreement or this Indenture at any trial or other proceeding relative thereto. In the event of any such suit or proceeding, the Beneficiary and/or the Trustee shall comply with any local laws applicable to any such suits or proceedings. Any such suit or proceeding instituted by the Trustee shall be brought in its name as Trustee and any recovery or judgment shall be for the benefit of the Beneficiary. All costs and expenses (including, without limitation, reasonable attorney's fees and expenses) incurred by the Trustee or the Beneficiary in connection with any such suit or proceeding, together with interest thereon (to the extent permitted by law) computed at the Default Rate from the date on which such costs or expenses are incurred to the date of payment thereof, shall constitute additional Indebtedness secured by this Indenture and shall be paid by the Trustor to the Trustee or the Beneficiary, as the case may be, on demand.

         7.2. Power of Sale and Procedure. If an Event of Default shall have occurred and be continuing and after the Trustee or the Beneficiary shall have accelerated the Indebtedness as provided herein, the Trustee at the Beneficiary's election may sell or offer for sale the Property in such portions, order and parcels as the Beneficiary may determine, with or without having first taken possession of same, to the highest bidder for cash at public auction. Such sale shall be made in conformance with the laws of the State of Texas at the courthouse door of the county wherein the Property is situated on the first Tuesday of any month between the hours of 10:00 A.M. and 4:00 P.M. after giving adequate legal notice of the time, place and terms of sale and that portion of the Property to be sold, by (i) posting or causing to be posted written or printed notices thereof for at least twenty-one (21) consecutive days prior to the date of said sale at the respective county courthouse door, and at least twenty-one (21) days preceding the date of said sale: (x) filing a copy of such notice with the Clerk of the County in which the Property is located, and (y) serving written notice (by the Beneficiary or any person chosen by it) of such proposed sale by certified mail on each debtor obligated to pay the Indebtedness under the Loan Agreement, service of such notice to any debtor to be completed upon deposit of the notice, enclosed in a post-paid wrapper appropriately addressed to each debtor at the most recent address as shown by the records of the Beneficiary, in a post office or official depository under the care and custody of the United States Postal Service (it being expressly understood that the affidavit of any person having knowledge of the facts to the effect that such service was completed shall be prima facie evidence of the fact of such service), or (ii) by accomplishing all or any of the aforesaid in such manner as permitted or required by Texas law in existence on the date hereof relating to the sale of real estate under a power of sale and/or relating to the sale of collateral under a power of sale after default by a debtor, or by any subsequent laws relating to same. At any such sale (i) whether made under the power herein contained, Texas law, any other legal requirement or by virtue of any judicial proceeding or any other legal right, remedy or recourse, it shall not be necessary for the Trustee to have physically present, or to have constructive possession of, the Property (the Trustor hereby covenanting and agreeing to deliver to the Trustee any portion of the Property not actually or constructively possessed by the Trustee immediately upon demand by the Trustee) and the title to and right of possession of any such property shall pass to the purchaser thereof as completely as if the same had been actually present and delivered to such purchaser at such sale, (ii) each instrument of conveyance executed by the Trustee shall contain a special warranty of title, binding upon the Trustor, (iii) each and every recital contained in any instrument of conveyance made by the Trustee shall conclusively establish the truth and accuracy of the matters recited therein, including, without limitation, nonpayment of the indebtedness, advertisement and conduct of such sale in the manner provided herein and otherwise by law and appointment of any successor Trustee hereunder, (iv) any and all prerequisites to the validity thereof shall be conclusively presumed to have been performed, and (v) the receipt of the Trustee or of such other party or officer making the sale shall be a sufficient discharge to the purchaser or purchasers for his or their purchase money and no such purchaser or purchasers, or his or their assigns or personal representatives, shall thereafter be obligated to see to the application of such purchase money or be in any way answerable for any loss, misapplication or non-application thereof.

         7.3. Acceleration of Maturity. If an Event of Default shall have occurred, the Beneficiary may declare the entire outstanding Indebtedness under the Loan Agreement, and all other sums secured hereby, to be due and payable immediately, and upon such declaration such Indebtedness and other sums shall immediately become and be due and payable without demand or notice.

         7.4. Leases. The failure to make any tenants of the Property parties defendant to any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted by the Trustor to be, a defense to any proceedings instituted by the Trustee and/or the Beneficiary to collect the sums secured hereby or to collect any deficiency remaining unpaid after the foreclosure sale of the Property.

         7.5. Suits to Protect the Property. The Beneficiary, or the Trustee at the Beneficiary's election, shall have the power and authority to institute and maintain any suits and proceedings as the Beneficiary may deem advisable (a) to prevent any impairment of the Property by any acts which may be unlawful or any violation of this Indenture, (b) to preserve or protect its interest in the Property, and (c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order might impair the security hereunder or be prejudicial to the Beneficiary's interest.

         7.6. Discontinuance of Proceedings; Position of Parties Restored. If the Beneficiary, or the Trustee at the Beneficiary's election, shall have proceeded to enforce any right or remedy under this Indenture by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Beneficiary, then and in every such case, to the extent permitted by and consistent with applicable law, the Trustor and the Beneficiary shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of the Beneficiary shall continue as if no such proceeding had occurred or had been taken.

         7.7. The Trustor to Pay the Indebtedness on Any Default in Payment; Application of Monies by the Beneficiary.

         (a) If an Event of Default shall occur as a result of Trustor's failure to pay any amount due under the Loan Agreement or this Indenture, or any other instrument securing the Notes, then, upon the Beneficiary's demand, the Trustor will pay to the Beneficiary the whole amount due and payable under the Loan Agreement and all other sums secured hereby; and if the Trustor shall fail to pay the same forthwith upon such demand, the Beneficiary, or the Trustee at the Beneficiary's election, shall be entitled to sue for and to recover judgment for the whole amount so due and unpaid together with costs and expenses, including the reasonable compensation, expenses and disbursements of the Beneficiary's agents, attorneys and other representatives. The Beneficiary shall be entitled to sue and recover judgment as aforesaid either before, after or during the pendency of any proceedings for the enforcement of this Indenture, and the right of the Beneficiary to recover such judgment shall not be affected by any taking, possession or foreclosure sale hereunder, or by the exercise of any other right, power or remedy for the enforcement of the terms of this Indenture, or the foreclosure of the lien hereof.

         (b) In case of a foreclosure sale of all or any part of the Property and of the application of the proceeds of sale to the payment of the sums secured hereby, the Beneficiary shall be entitled to enforce payment of and to receive all amounts then remaining due and unpaid and to recover judgment for any portion thereof remaining unpaid, with interest.

         (c) The Trustor hereby agrees, to the extent permitted by law, that no recovery of any such judgment by the Beneficiary and no attachment or levy of any execution upon any of the Property or any other property shall in any way affect the lien of this Indenture upon the Property or any part thereof or any lien, rights, powers or remedies of the Beneficiary hereunder, but such lien, rights, powers and remedies of the Beneficiary hereunder shall continue unimpaired as before.

         7.8. Remedies Cumulative. No remedy herein shall be exclusive of any other remedy or remedies, and each such remedy shall be cumulative and in addition to every other remedy given hereunder or now or hereafter existing at law or in equity; and every power and remedy of the Trustee or the Beneficiary hereunder may be exercised from time to time and as often as may be deemed expedient by the Trustee or the Beneficiary. No delay or omission of the Trustee or the Beneficiary to exercise any right or power accruing upon an Event of Default shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein.

                                  ARTICLE VIII

         8.1. Purchase of the Property by Beneficiary. Beneficiary may be a purchaser of the Property or any part thereof or any interest therein at any sale thereof, whether pursuant to foreclosure, power of sale or otherwise, and may apply the Indebtedness secured hereby to the purchase price.

         8.2. Title Upon Sale; Receipt a Sufficient Discharge to Purchaser. After the occurrence of an Event of Default hereunder, and upon the sale of the Property or any part thereof or any interest therein by Trustee or Beneficiary, whether pursuant to foreclosure, power of sale or otherwise, the purchaser shall acquire good title thereto, free of the lien of this Indenture and free of all rights of redemption, whether statutory, equitable or otherwise, in Trustor to the extent permitted by applicable law. The receipt of the officer making the sale under judicial proceedings or of Trustee or Beneficiary shall be sufficient discharge to the purchaser for the purchase money, and such purchaser shall not be obligated to see to the application thereof. All occupants of the Property sold or any part thereof shall become tenants at sufferance of the purchaser, and as long as a tenant is not in default under its Lease, the purchaser will not disturb the occupancy of such tenant of the Property during the term of its Lease. It shall not be necessary for the purchaser at any such sale to bring any action for possession to the Property purchased other than statutory action of forcible detainer in any justice court having jurisdiction.

         8.3. Application of Indebtedness Toward Purchase Price. If Beneficiary purchases the Property pursuant to foreclosure, power of sale or otherwise, then Beneficiary may, in lieu of cash, apply all or any portion of the sums due to Beneficiary under the Loan Agreement and this Indenture or any other instrument securing the Indebtedness, to the unpaid balance of the purchase price remaining after payment of any portion of the purchase price required to be paid in cash, and the costs and expenses of the sale, compensation and other charges relating to the sale.

                                   ARTICLE IX

         9. Waiver of Appraisement, Valuation, Etc. Trustor hereby waives, to the full extent it may lawfully do so, the benefit of all appraisement, valuation, stay, moratorium, exemption from execution, extension and redemption laws now or hereafter in force and all rights of marshaling in the event of the sale of the Property or any part thereof or any interest therein.

                                    ARTICLE X

         10. Appointment of Receiver. If an Event of Default shall have occurred, Trustee and/or Beneficiary shall, as a matter of right and to the fullest extent permitted by applicable law, be entitled, ex parte and without notice, to the appointment of a receiver or receivers of the Property or any part thereof, whether such receivership be incidental to a proposed sale thereof or otherwise, and Trustor hereby consents to the appointment of such a receiver or receivers and will not oppose any such appointment. The expenses, including receiver's fees, attorney's fees, costs and agent's compensation, incurred pursuant to the powers herein contained shall be secured by this Indenture.

                                   ARTICLE XI

         11. Possession, Management and Income. If an Event of Default shall have occurred under this Indenture, Trustee or Beneficiary, without further notice, may enter upon and take possession of the Property or any part thereof, in any manner permitted by law, by reasonable force, summary proceedings, ejectment or otherwise and may remove Trustor and all other Persons and any and all property therefrom, and Trustee or Beneficiary may hold, operate and manage the same, make all necessary or proper repairs, renewals, and replacements, and useful alterations, additions, betterments and improvements thereto and thereon as may seem advisable to either of them, and insure and reinsure the Property as may seem advisable and to either of them, and may receive all earnings, income, rents, issues and proceeds accruing with respect thereto. Any amounts so received by Trustee or Beneficiary shall be applied (a) to pay (i) the expenses of operating the Property and of all maintenance, repairs, renewals, replacements, alterations, additions, betterments, improvements, taxes, assessments, insurance premiums, reasonable compensation for the services of Trustee and all attorneys, advisors, brokers, receivers, agents and other employees engaged or employed by Trustee or Beneficiary and all other costs and expenses of entering a bond and taking possession of and holding the Property, and (ii) any lien prior to the lien of this Indenture which Beneficiary may consider it necessary or desirable to discharge and then (b) in the manner provided in Article XII of this Indenture. If an Event of Default shall have occurred under the Loan Agreement or if the Loan Agreement shall be terminated, all sums so received by Trustee or Beneficiary shall be applied in the manner specified in Article XII of this Indenture.

                                   ARTICLE XII

         12. Application of Proceeds. The proceeds of (a) the operation and management of the Property pursuant to Article XI of this Indenture, and (b) any sale of the Property or any interest therein, shall, unless otherwise provided in the Loan Agreement, be applied as follows:

         First: to the costs and expenses of the sale, reasonable attorneys' fees and expenses, Trustee's fees and expenses, court costs, and any other expenses or advances made or incurred in the protection of the rights of Trustee and Beneficiary or in the pursuance of any remedies hereunder;

         Second: to the fullest extent permitted by applicable law, to any lien prior to the lien of this Indenture which Beneficiary may consider it necessary or desirable to discharge;

         Third: to any Indebtedness secured by this Indenture and at the time due and payable (whether by acceleration or otherwise;

         Fourth:  to Beneficiary for payment of the Notes outstanding; and

         Fifth:  the balance, if any, to Trustor.

                                  ARTICLE XIII

         13. Remedies, Etc., Cumulative. Each legal, equitable or contractual right, power or remedy of Trustee and Beneficiary now or hereafter provided herein or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power and remedy, and the exercise or beginning of the exercise by Trustee or Beneficiary of any one or more of such rights, powers and remedies shall not preclude the simultaneous or later exercise of any or all such other rights, powers and remedies.

                                   ARTICLE XIV

         14. No Waiver, Etc. No failure by Trustee or Beneficiary to insist upon the strict performance of any term hereof or to exercise any right, power or remedy consequent upon a breach hereof shall constitute a waiver of any such term or of any such breach. No acceptance of the payment of any sums due under this Indenture or under the Loan Agreement during the continuance of any Default shall constitute a waiver thereof. No waiver of any breach shall affect or alter this Indenture which shall continue in full force and effect with respect to any other then existing or subsequent breach.

                                   ARTICLE XIV

         15.      Trustee.

         (a) All the rights, powers and remedies of Beneficiary hereunder may be exercised by Trustee. Trustee shall not be under any obligation to exercise any trust or power vested in him by this Indenture unless Beneficiary shall have offered Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred by Trustee in compliance herewith. Trustee shall not be liable with respect to any action taken or omitted to be taken by Trustee in accordance with the written directions of Beneficiary, except for Trustee's own bad faith, willful misconduct or negligence. Trustee shall not be required to ascertain or inquire as to the performance or observance of any of the covenants or agreements of Trustor herein, and in the absence of written notice from Trustor or Beneficiary stating that a Default has occurred and specifying the same, Trustee may conclusively assume that no Default exists.

         (b) Trustee may, with consent of Beneficiary, consult with counsel (which may be counsel for Trustor) and the written advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by him hereunder in good faith and in accordance therewith.

         (c) Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

         (d) Any moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law.

         (e) Beneficiary may, by instrument in writing, filed in the office or offices where this Indenture has been recorded, and at any time or from time to time, and without notice and without specifying any reason therefor, and without applying to any court, remove Trustee and select a successor trustee or trustees in the event of the death, removal, resignation, refusal to act, or inability to act of Trustee or, in its sole discretion, for any reason whatsoever. Trustee so ceasing to act shall duly assign, transfer and deliver any of the property and monies held by such Trustee to the successor appointed in Trustee's place. All powers, rights and duties and authority of Trustee shall thereupon become vested in the successor. The successor shall not be required to give bond or make an oath for the faithful performance of his duties unless required by Beneficiary.

         (f) Trustee may resign by the giving of notice of such resignation in writing to Beneficiary.

         (g) If more than one Trustee is appointed under this Indenture, all rights granted to and all powers conferred upon Trustee hereunder may be exercised by both or either of Trustees.

         (h) All reasonable expenses, charges, counsel fees and other disbursements incurred by Trustee in and about the administration of this Indenture and executed in the performance of its duties and powers hereunder shall be secured by this Indenture.

                                   ARTICLE XVI


         16. Right of Trustee or Beneficiary to Perform Covenants, Etc. If Trustor shall fail to make any payment or perform any act required to be made or performed hereunder and such failure shall not be cured within the applicable grace period, if any, Trustee or Beneficiary, without notice to or demand upon Trustor and without waiving or releasing any obligation or Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of Trustor and may enter upon the Property or any part thereof for such purpose and take all such action thereon as, in the opinion of Trustee or Beneficiary, may be necessary or appropriate therefor. All sums so paid by Trustee or Beneficiary and all costs and expenses (including, without limitation, attorneys' fees and expenses) so incurred shall constitute additional Indebtedness secured by this Indenture and shall be paid by Trustor to Trustee or Beneficiary on demand.

                                  ARTICLE XVII

         17. Sale a Bar Against the Trustor. The sale of the Property or any part thereof or any interest therein, whether pursuant to foreclosure, power of sale or otherwise under this Indenture, shall forever bar any claim with respect thereto by the Trustor to the extent permitted by applicable law.

                                  ARTICLE XVIII

         18. Authorization to Execute Instruments, Etc. The Trustor irrevocably appoints the Beneficiary as its true and lawful attorney, which appointment is coupled with an interest and is irrevocable, in the Trustor's name and stead and on its behalf, for the purpose of (a) executing on behalf of the Trustor and filing continuation statements and any necessary amendments to all financing statements naming the Trustee and/or the Beneficiary as the secured parties filed under any applicable Uniform Commercial Code, and (b) effectuating any sale, assignment, transfer or delivery of the Property or any part thereof or any interest therein for the enforcement of this Indenture whether pursuant to foreclosure, power of sale or otherwise, or in the event of any purchase of the Property by the Lessee pursuant to the Lease, to execute and deliver all such deeds, bills of sale, assignments, releases and other instruments as the Trustee or the Beneficiary may consider necessary or appropriate, with full power of substitution, the Trustor hereby ratifying and confirming all that such attorney or any substitute shall lawfully do by virtue hereof. If so requested by the Trustee or the Beneficiary, the Trustor shall ratify and confirm any such sale, assignment, transfer or delivery by executing and delivering to the Trustee or the Beneficiary all proper deeds, bills of sale, assignments, releases and other instruments as may be designated in any such request.

                                   ARTICLE XIX


         19. Certificate as to No Default, Etc.; Information. At any time and from time to time, Trustor will deliver to Beneficiary, promptly upon request, a certificate signed by a duly authorized officer of Trustor stating that, to the best of the signer's knowledge after making due inquiry, there is no Default hereunder, or if any such Default exists to his knowledge, specifying the nature and period of existence thereof and what action Trustor is taking or proposes to take with respect thereto. Trustor will also furnish promptly to Beneficiary, such information with respect to the Property and the Leases as may from time to time be requested.

                                   ARTICLE XX

         20. Additional Instruments. Trustor, at its expense, will execute, acknowledge, secure and deliver all such instruments and take all such action as Trustee or Beneficiary from time to time may reasonably request for the better assuring of the Property, rights and obligations now or hereafter subjected to the security of this Indenture or intended so to be.

                                   ARTICLE XXI

         21. Defeasance. This Indenture and the lien created hereby shall terminate after the payment in full of (a) all the Indebtedness and (b) all other sums secured hereby. Upon such termination, and upon surrender of this Indenture for cancellation, Beneficiary shall release, without warranty, the Property then subject to the lien hereof to the Persons entitled thereto. The recitals in any release executed under this Indenture of any matters of fact shall be conclusive proof of the truthfulness thereof. The grantee in such release may be described as "the person or persons legally entitled thereto". Trustee and/or Beneficiary, at Trustor's expense, shall execute and deliver such instruments of release, satisfaction and termination in proper form for recording or filing, as may be appropriate to evidence the release of (a) the Property from the lien created hereby, and (b) any other security held by Trustee and/or Beneficiary and such satisfaction and termination, and such instruments, when duly executed, recorded and filed, shall conclusively evidence the release, satisfaction and termination of this Indenture.

                                  ARTICLE XXII

         22.      Applicable Law; Severability.

         (a) This Indenture shall be governed by and construed in accordance with the laws of the State.

         (b) All rights, powers and remedies provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable law, and are intended to be limited to the extent necessary so that they will not render this Indenture invalid, unenforceable or not entitled to be recorded, registered or filed under any applicable law. If any term or provision of this Indenture shall be held to be invalid, illegal or unenforceable, the validity of the other terms and provisions hereof shall in no way be affected thereby.

                                  ARTICLE XXIII

         23. Notices. All notices, demands, requests for consents, consents and other communications required or permitted hereunder shall be in writing (including facsimile transmission) and shall be given to such party, addressed to it, at its address or telephone number set forth in the preamble, or at such other address or telephone number as such party may hereafter specify for the purpose of notice to the other party. Each such notice, request or communication shall be effective when delivery is received at the address specified in the preamble.

                                  ARTICLE XXIV

         24. Miscellaneous. This Indenture (a) may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought, and (b) shall be binding upon Trustor, its successors and assigns, and all Persons claiming under or through Trustor or any such successor or assign, and shall inure to the benefit of and be enforceable by Trustee and its successors and Beneficiary and its successors and assigns. The headings in this Indenture are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. All agreements between Trustor and Beneficiary, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the maturity of any payments hereunder or under the Loan Agreement or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to Beneficiary exceed the maximum amount permissible under applicable law. If, in any circumstance whatsoever, interest would otherwise be payable to Beneficiary in excess of the maximum lawful amount, and if in any circumstance Beneficiary shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, and if permitted by applicable law, an amount equal to any excessive interest shall be applied to the reduction of advances under the Loan Agreement and not to the payment of interest, or if such excessive interest exceeds the unpaid advances under the Loan Agreement, such excess shall be refunded to Trustor. All interest paid or agreed to be paid to Beneficiary shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period until payment in full of the principal so that the interest hereon for such full period shall not exceed the maximum amount permitted by applicable law. This paragraph shall control all agreements between Trustor and Beneficiary. This Indenture may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. Portions of the Property consist of goods which are, or are to become, fixtures relating to the Land and Trustor expressly covenants and agrees that the filing of this Indenture in the real estate records of the county where the Property is located shall also operate from the time of filing therein as a financing statement filed as a fixture filing in accordance with
Article 9 of the State's Uniform Commercial Code - Secured Transactions.

                                   ARTICLE XXV

         25. Change in Method of Taxation. In the event of the passage, after the date of this Indenture, of any law changing in any way the laws now in force for the taxation of mortgages or debts secured thereby, for state or local purposes, or the operation of any such taxes so as to adversely affect the interest of Beneficiary in the Property, this Indenture or the Loan Agreement, Trustor shall, upon demand, bear and pay the full amount (or any partial amount) requested by Beneficiary, of taxes resulting from such changes hereunder without offset or credit against any other sums due under the Loan Agreement or on the Notes.

                                  ARTICLE XXVI

         26. Trustee's Acceptance. Trustee accepts the trust created hereby when this Indenture, duly executed and acknowledged, is made a public record in the State and county where the Property is located, as provided by the laws of Texas.

                                  ARTICLE XXVII

         27. No Petition. Trustee and Beneficiary hereby covenant and agree that they will not institute against, or join any Person in instituting against Trustor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law at any time other than on a date which is at least one
(1) year and one (1) day after the payment in full of the Notes; provided, however, that nothing in this Article shall constitute a waiver of any right to indemnification, reimbursement or other payment from Trustor pursuant to the Loan Agreement.

                                 ARTICLE XXVIII

         28. Indenture Secures Future Advances. This Indenture is given to secure not only the amount initially secured by this Indenture, but also such future advances, whether such advances are obligatory or are to be made at the option of Trustee or Beneficiary, or otherwise, as are made within twenty (20) years from the date hereof, to the same extent as if such future advances were made on the date of the execution of this Indenture. The total amount of Indebtedness presently secured hereby is One Hundred Fifty Million Dollars ($150,000,000.00) and the Indebtedness (including present and future obligations) that may be so secured may decrease or increase from time to time, but the total unpaid balance so secured at one time shall not exceed four times the face amount of the amount initially secured by this Indenture plus interest thereon. This Indenture secures a revolving line of credit under which Advances may be made, repaid, and reborrowed on a revolving basis as provided for in the Loan Agreement.

                                  ARTICLE XXIX

         29. Approval of Legal Description. Trustor has read and does hereby approve the legal description of the Land which is the subject hereof, as set forth in Exhibit A attached hereto, and hereby indemnifies Trustee and Beneficiary and their attorneys with respect to any liability which might arise as a consequence of any error or omission therein.

                                   ARTICLE XXX

         30. Loan Agreement. The terms, provisions, conditions, representations and warranties and covenant of the Loan Agreement are incorporated herein by reference. In the event of a conflict between this Indenture and the Loan Agreement, the Loan Agreement shall control. The Loan Agreement contains provisions permitting Trustor to obtain releases of portions of the Property from this Indenture from time to time.

                                  ARTICLE XXXI

         31. WAIVER OF JURY TRIAL. TRUSTOR, TRUSTEE AND BENEFICIARY, BY ITS ACCEPTANCE HEREOF, EACH ACKNOWLEDGE AND AGREE THAT NEITHER TRUSTOR, TRUSTEE NOR BENEFICIARY, NOR ANY ASSIGNEE, SUCCESSOR, HEIR OR LEGAL REPRESENTATIVE OF ANY OF THE SAME, WILL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE BASED UPON OR ARISING OUT OF THIS DEED OF TRUST, THE LOAN AGREEMENT OR THE LOAN DOCUMENTS, ANY COLLATERAL, OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG TRUSTOR, TRUSTEE OR BENEFICIARY, RELATED THERETO. NONE OF THE PARTIES WILL SEEK TO CONSOLIDATE ANY SUCH ACTION INTO ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY AND AMONG TRUSTOR, TRUSTEE AND BENEFICIARY, ARE MADE KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AND CONSTITUTE A MATERIAL INDUCEMENT FOR TRUSTEE AND THE LENDERS TO MAKE THE LOAN TO TRUSTOR, AND WILL BE SUBJECT TO NO EXCEPTIONS.

         IN WITNESS WHEREOF, Trustor has caused this Indenture to be executed and attested by its proper officers thereunto duly authorized, as of the day and year first above written and has executed the same in order that this Indenture may qualify as a financing statement under the Uniform Commercial Code of the State as to such of the Property, if any, constitutes personalty.


                                         KOGER EQUITY, INC.,
                                         a Florida corporation


                                         By: /s/ G. Danny Edwards
                                             -------------------------------
                                         Name: G. Danny Edwards
                                             -------------------------------
                                         Title: Treasurer
                                               -----------------------------

STATE OF Georgia  ss.
                  ss.
COUNTY OF Camden  ss.

         This instrument was acknowledged before me on the 30th day of December, 1998, by G. Danny Edwards the Treasurer of KOGER EQUITY, INC., a Florida corporation, on behalf of said corporation.

                                               /s/ Dee Price
                                               -------------------------------
                                               Notary Public


My commission expires:Feb. 1, 1999
Notary Public, Camden County, Georgia

                                    EXHIBIT A

                                    The Land

                                    EXHIBIT B

                             Permitted Encumbrances